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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 6, 2001


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


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          Maryland                      1-12514                  84-1246585
       (State or Other                (Commission              (IRS Employer
       Jurisdiction of               File Number)           Identification No.)
       Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBIT

99.1 Keystone Property Trust Supplemental Operating and Financial Data for the quarter and year ended December 31, 2000.

99.2        Press release dated February 6, 2001.


ITEM 9.     REGULATION FD DISCLOSURE

Simultaneous with the issuance of a press release on February 6, 2001 announcing the Company's results for the fourth quarter and year ended December 31, 2000, the Company intends to make available supplemental information regarding the Company's operations. The Company is attaching the supplemental data as Exhibit 99.1 and the press release as Exhibit 99.2 to this Current Report on Form 8-K. Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    KEYSTONE PROPERTY TRUST



Date: February 6, 2001              By    /s/ Jeffrey E. Kelter
                                          --------------------------------------
                                          Jeffrey E. Kelter
                                          President and Chief Executive Officer


Date: February 6, 2001              By    /s/ Timothy A. Peterson
                                          --------------------------------------
                                          Timothy A. Peterson
                                          Executive Vice President and
                                          Chief Financial Officer


Date: February 6, 2001              By    /s/ Timothy E. Mckenna
                                          --------------------------------------
                                          Timothy E. McKenna
                                          Senior Vice President-Finance and
                                          Corporate Controller (Principal
                                          Accounting Officer)


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